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                                                                     Exhibit 4.1

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
016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK                       [GRAPHIC]                        COMMON STOCK

PAR VALUE $.01

   -----------                                                                   --------------
   CERTIFICATE                            PICIS, INC.                                SHARES
     NUMBER           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       **600620******
    ZQ 000000             125,000,000 AUTHORIZED SHARES $.01 PAR VALUE           ***600620*****
   -----------                                                                   ****600620****
                                                                                 *****600620***
                                                                                 ******600620**
                                                                                 --------------

                                                                       -----------------
   THIS CERTIFIES THAT      MR. SAMPLE & MRS. SAMPLE &                 CUSIP 71956K 10 0
                                                                       -----------------
                             MR. SAMPLE & MRS. SAMPLE       SEE REVERSE FOR CERTAIN DEFINITIONS

   is the owner of            *** SIX HUNDRED THOUSAND
                             SIX HUNDRED AND TWENTY***

                  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

   PICIS, INC. (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
   This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer
   Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                     [SEAL]                 DATED ****Month Day, Year****

                                                            COUNTERSIGNED AND REGISTERED:
           /s/ Todd C. Cozzens                              COMPUTERSHARE TRUST COMPANY, INC.
           -------------------                              (DENVER)
           President                                        TRANSFER AGENT AND REGISTRAR,


           /s/ R. Scott Lentz
           -------------------
           Treasurer


                                                            By
                                                               --------------------------------
                                                                     AUTHORIZED SIGNATURE

                               SECURITY INSTRUCTIONS ON REVERSE
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                                  PICIS, INC.
                              TRANSFER FEE $25.00

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common          UNIF GIFT MIN ACT- ________ Custodian _________
                                                            (Cust)             (Minor)
TEN ENT - as tenants by the                             under Uniform Gifts to Minors Act _____________
          entireties                                                                        (State)
JT TEN  - as joint tenants with right   UNIF TRF MIN ACT __________ Custodian (until age__). ________
          of survivorship and not as                       (Cust)                             (Minor)
          tenants in common                             under Uniform Transfers to Minors Act _____________
                                                                                                 (State)
         Additional abbreviations may also be used though not in the above list.
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THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A
SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND
THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH
SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS
AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE
AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.
SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE
TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR
DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A
BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM
THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF
ANY SUCH CERTIFICATE.

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                                                                               PLEASE INSERT SOCIAL SECURITY OR OTHER
For value received, __________________ hereby sell, assign and transfer unto   IDENTIFYING NUMBER OF ASSIGNEE
                                                                               --------------------------------------------

                                                                               --------------------------------------------

___________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                                                                              ---------------------------------------------
Dated: ___________________________________________________ 20 _____________   Signature(s) Guaranteed: Medallion Guarantee
                                                                                                  Stamp
Signature: ________________________________________________________________
                                                                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                                                              ELIGIBLE GUARANTOR INSTITUTION (Banks,
Signature: ________________________________________________________________   Stockbrokers, Savings and Loan Associations
                                                                              and Credit Unions) WITH MEMBERSHIP IN AN
           Notice: The signature to this assignment must correspond with      APPROVED SIGNATURE GUARANTEE MEDALLION
                   the name as written upon the face of the certificate, in   PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
                   every particular, without alteration or enlargement, or    ---------------------------------------------
                   any change whatever.










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SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING   [GRAPHIC]
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.